Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Impac Mortgage Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the Report does not include the following; and

(a)	the Company’s audited consolidated financial statements and the audit report of the Company’s independent registered public accounting firm thereon;

(b)	the audit report of an independent registered public accounting firm relating to management’s assessment of the effectiveness, of the Company’s internal control over financial reporting;

(c)	a statement that the independent registered public accounting firm that audited the consolidated financial statements included in the annual report (which, however, are not included in this Report) has issued an audit report on management’s assessment of the effectiveness of the Company’s internal control over financial reporting;

(d)	Management’s Report on Internal Control Over Financial Reporting; and

(e)	the consent of the Company’s independent registered public accounting firm.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH R. TOMKINSON
Joseph R. Tomkinson
Chief Executive Officer
March 31, 2005

/s/ RICHARD J. JOHNSON
Richard J. Johnson
Chief Financial Officer
March 31, 2005

A signed original of this written statement required by Section 906 will be provided to Impac Mortgage Holdings, Inc. and will be retained by Impac Mortgage Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Note: Upon receipt of the items set forth above, the Company plans to file a new certification to include these items with an amended annual report on Form 10-K/A.